                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)                  June 15, 2002

                       SOUTHPOINT STRUCTURED ASSETS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         333-09883                                       51-6503749
  (Commission File Number)                  (I.R.S. Employer Identification No.)


 50 North Front Street, Memphis Tennessee                             38103
 (Address of Principal Executive Offices)                           (Zip Code)


                                 (901) 524-4100
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Item 5.   Other Events.

          None.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

Exhibit No.   Document Description

99.1      Report to Certificateholders dated as of June 15, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SOUTHPOINT STRUCTURED ASSETS, INC.


                                           By:     /s/ C. David Ramsey
                                               --------------------------------
                                                       C. David Ramsey
                                                          President

Dated:  June 26, 2002